UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 30, 2014

ESCALADE, INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-6996	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Ave, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1334
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 30, 2014, Escalade, Incorporated (“Escalade”) entered into the Second Amendment to the Restated Credit Agreement to permit Escalade to sell assets related to its Print Finishing business held by its subsidiary Martin Yale Industries, Inc., as described in Item 8.01 of this Form 8-K.

Escalade and each of its domestic subsidiaries (collectively with Escalade, the “Company”) entered into the Second Amendment to its First Amended and Restated Credit Agreement dated August 27, 2013 (“Restated Credit Agreement”) with its issuing bank, JPMorgan Chase Bank, N.A. (“Chase”), and the other lenders identified in the Restated Credit Agreement (collectively, the “Lender”). This Form 8-K describes the primary changes to the Restated Credit Agreement. For the entire text of the Second Amendment to the Restated Credit Agreement (without exhibits and schedules), please see Exhibit 10.1 attached hereto. Except as set forth in the Second Amendment, all other terms and conditions of the Restated Credit Agreement remain in full force and effect. All capitalized terms not defined in this Form 8-K have the meanings set forth in the Restated Credit Agreement, as amended.

The Second Amendment to the Restated Credit Agreement also permits Escalade and its subsidiaries that are parties to the Restated Credit Agreement to extend up to and additional €1,000,000.00 in credit to Escalade’s German subsidiary, intimus International GmbH.

Item 8.01 Other Events

On June 30, 2014, Escalade’s wholly owned subsidiary, Martin Yale Industries, Inc., sold substantially all of the business, name, and assets of its Print Finishing division to Martin Yale Industries, LLC, an unaffiliated third party formed for the purpose of the acquisition, pursuant to an Asset Purchase Agreement also dated June 30, 2014. This asset disposition is not material to Escalade for financial reporting purposes as the Print Finishing division does not constitute a significant subsidiary as defined in Regulation S-X. Escalade will continue to own and operate its Information Security division.

On July 3, 2014, Escalade issued the press release attached hereto as Exhibit 99.1 announcing the sale of the Print Finishing division.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description
10.1

Second Amendment dated as of June 30, 2014 to the First Amended and Restated Credit Agreement dated as of August 23, 2013 among Escalade, Incorporated and JPMorgan Chase Bank, N.A. (without exhibits and schedules, which Escalade has determined are not material).

99.1	Press release dated July 3, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: July 3, 2014	ESCALADE, INCORPORATED

By: /s/ Deborah J. Meinert

Vice President Finance, Chief Financial Officer and Secretary

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